Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of Hydrogen Future Corp. (the “Company”), on Form 10-K /A for the year ended September 30, 2013, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Robert Farr, Principal Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Annual Report on Form 10-K /A for the year ended September 30, 2013, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in such Annual Report on Form 10-K /A for the year ended September 30, 2013, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 19, 2014	By:	/s/ Robert Farr
Robert Farr, Chief Operating Officer, President, Principal Financial Officer and Principal Accounting Officer Hydrogen Future Corp.